Financing Obligations (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Long-term Debt, by Current and Noncurrent [Abstract]
Equipment note payable to a bank with interest at daily one-month LIBOR plus 1.4%, due in monthly principal payments of $50 plus interest, through June 2012, secured by certain assets of the Company			$ 900
Term note payable to a bank with interest at daily one-month LIBOR plus 2.0%, due in quarterly principal payments of $833 plus interest monthly, through September 2011, secured by certain assets of the Company			2,500
Various obligations under capital leases, with interest rates from 4.5% to 10.3%, dues in various monthly installments, including interest, through various dates through April 2015, secured by equipment	736	1,003	1,632
Notes and Loans, Noncurrent, Total	736	1,003	5,032
Less current portion	335	390	3,742
Notes and Loans Payable, Total	$ 401	$ 613	$ 1,290